SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) January 8, 2001
                                  ---------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------




















ITEM 5.  OTHER ITEMS

On January 8, 2001, General Motors Corporation's (GM) issued the following 2000 production totals and estimates for first quarter 2001. The release is as follows:

       GM Announces 2000 Production Totals, Estimate for 1st Quarter 2001

      DETROIT -- General Motors Corp. today announced its 2000 production totaled 5,772,000 vehicles (2,892,000 cars and 2,880,000 trucks) in the United States, Canada and Mexico.

      In 1999,  GM produced  5,873,000  vehicles  (2,960,000  cars and 2,913,000 trucks) in North America.

      In the fourth quarter 2000, GM produced 1,364,000 vehicles (670,000 cars and 694,000 trucks) from 1,453,000 vehicles (759,000 cars and 694,000 trucks) produced in fourth quarter 1999.

      In December, GM produced 378,000 vehicles (180,000 cars and 198,000 trucks) from 428,000 vehicles (216,000 cars and 212,000 trucks) produced in December 1999.

      GM also announced its first-quarter production estimate will be 1.2 million vehicles (562,000 cars and 638,000 trucks) from its last estimate of 1,301,000 vehicles (635,000 cars and 666,000 trucks) in North America. In the first quarter of 2000, GM produced 1,521,000 vehicles (746,000 cars and 775,000 trucks).

      This overall reduction of about 21 percent in this quarter's schedule versus a year ago reflects moderating near-term demand due to economic and consumer uncertainty and GM's relatively higher dealer inventories in an unusually severe winter season.

      Additionally,   GM  announced   the  following   production   results  and
first-quarter 2001 estimates for its international regions:

      -  GM Europe - 1,993,000  vehicles in 2000,  from  2,014,000 in 1999.  The first quarter 2001 estimate is 574,000, unchanged; production was 572,000 in the first quarter of 2000.
      - GM Asia Pacific - 209,000 vehicles in 2000, from 157,000 in 1999. The first quarter 2001 estimate is 61,000, unchanged; production was 40,000 in the first quarter of 2000.
      - GM Latin America, Africa and the Middle East - 544,000 vehicles in 2000, from 412,000 in 1999. The first quarter 2001 estimate is 128,000 from 130,000; production was 118,000 in the first quarter of 2000.

      In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #





                                              GENERAL MOTORS CORPORATION
                     DECEMBER, 2000 PRODUCTION REPORT - MONTHLY PERFORMANCE & QUARTERLY FORECAST

              -------------------- -------------------- -------------------- ------  -----  ------
                 United States           Canada               Mexico         Total   Total  Total    Memo: *
              -------------------- -------------------- --------------------                        -----------
(Units 000's) Car*  Truck   Total  Car*  Truck*  Total   Car   Truck  Total   Car    Truck   NAO    NUMMI CAMI
              -------------------- -------------------- -------------------- ------  -----  ------  -----------

DECEMBER ACTUAL
--------------------------------------------------------------------------------------------------
December-00     121   148     269     45    27      72     14     23     37    180    198     378       3    6
December-99     155   169     324     51    28      79     10     15     25    216    212     428       4    7
               ------------------------------------------------------------------------------------------------
00 O/(U) 99     (34)  (21)    (55)    (6)   (1)     (7)     4      8     12    (36)   (14)    (50)     (1)  (1)
---------------------------------------------------------------------------------------------------------------

QUARTER FORECAST

--------------------------------------------------------------------------------------------------
Q:4 2000        461   521     982    162    97     259     47     76    123    670    694   1,364      12   23
O/(U) prior
              -------------------------------------------------------------------------------------------------
forecast:        (6)   (6)    (12)     0     2       2      0      1      1     (6)    (3)     (9)      0    0
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Q:1 2001        406   482     888    123    92     215     33     64     97    562    638   1,200      13   15
O/(U) prior
              -------------------------------------------------------------------------------------------------
forecast:       (52)  (29)    (81)   (11)    6      (5)   (10)    (5)   (15)   (73)   (28)   (101)      0    1
---------------------------------------------------------------------------------------------------------------


  HISTORY        United States           Canada               Mexico         Total   Total  Total    Memo: *
              -------------------  -------------------  -------------------                        -----------
(Units 000's)  Car  Truck   Total   Car  Truck   Total   Car   Truck  Total   Car    Truck   NAO    NUMMI CAMI
---------------------------------  -------------------  -------------------  ------  -----  ------  -----------
    1999
  1st Qtr       564   604   1,168    167    98     265     50     23     73    781    725   1,506      12   23
  2nd Qtr       548   657   1,205    163    96     259     49     42     91    760    795   1,555      12   23
  3rd Qtr       482   562   1,044    135    85     220     43     52     95    660    699   1,359      13   17
  4th Qtr       550   576   1,126    164    94     258     45     24     69    759    694   1,453      12   26
              -------------------------------------------------------------  -----  -----   ------  -----------
   CALYR      2,144 2,399   4,543    629   373   1,002    187    141    328  2,960  2,913   5,873      49   89

    2000
1st Qtr (Act)   520   623   1,143    185   102     287     41     50     91    746    775   1,521      13   24
2nd Qtr (Act)   562   625   1,187    174    99     273     51     57    108    787    781   1,568      13   23
3rd Qtr (Act)   495   465     960    147    90     237     47     75    122    689    630   1,319      12   22
4th Qtr (Act)   461   521     982    162    97     259     47     76    123    670    694   1,364      12   23
              -------------------------------------------------------------  -----  -----   ------  -----------
CALYR (Est)   2,038 2,234   4,272    668   388   1,056    186    258    444  2,892  2,880   5,772      50   92

    2001
1st Qtr (Est)   406   482     888    123    92     215     33     64     97    562    638   1,200      13   15

---------------------------------------------------------------------------  -----  -----   ------
* NUMMI units included in U.S. Car: CAMI units included in Canada Car and Truck figures.





                          GM Production Schedule - 1/01

          --------------------------------------
                                        Total       Memo:
Units 000s   GMNA    GME   GMLAAM  GMAP  Worldwide  NUMMI   CAMI
          --------------------------------------    ------------

------------------------------------------------
2001 Q1     1,200    574     128    61    1,963        13     15
O/(U) prior
forecast:@   (101)     0      (2)    0     (103)        0      1
----------------------------------------------------------------

          ---------------------------------------
                                        Total       Memo:
Units 000s   GMNA    GME   GMLAAM  GMAP  Worldwide  NUMMI   CAMI
          ----------------------------------------  ------------
  1997
1st Qtr.    1,442    472     130    32    2,076        16     30
2nd Qtr.    1,459    521     162    33    2,175        17     29
3rd Qtr.    1,269    417     170    31    1,887        13     21
4th Qtr.    1,458    464     142    37    2,101        11     18
          ------------------------------------------------------
   CY       5,628  1,873     604   133    8,238        57     98

  1998
1st Qtr.    1,375    424     146    36    1,981        16     10
2nd Qtr.    1,172    479     153    39    1,843         7     14
3rd Qtr.    1,002    440     137    37    1,616        11      3
4th Qtr.    1,510    522      89    36    2,157        12     18
          ------------------------------------------------------
   CY       5,059  1,864     525   148    7,596        46     45

  1999
1st Qtr.    1,506    524      93    38    2,161        12     23
2nd Qtr.    1,555    533     110    25    2,223        12     23
3rd Qtr.    1,359    427     112    47    1,945        13     17
4th Qtr.    1,453    530      97    47    2,127        12     26
          ------------------------------------------------------
   CY       5,873  2,014     412   157    8,456        49     89

  2000
1st Qtr.    1,521    572     118    40    2,251        13     24
2nd Qtr.    1,568    534     140    44    2,286        13     23
3rd Qtr.    1,319    374     151    52    1,896        12     22
4th Qtr.#   1,364    513     135    73    2,085        12     23
          ------------------------------------------------------
  CY #      5,772  1,993     544   209    8,518        50     92

  2001
1st Qtr.#   1,200    574     128    61    1,963        13     15
          ------------------------------------------------------

@Numbers may vary due to rounding
* GME  Production  includes Saab back to 1999
# Denotes estimate

Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website






  GENERAL MOTORS CORPORATION
  U.S. PASSENGER PRODUCTION
  MONTH OF:  DECEMBER, 2000


                                                                TOTAL UNITS     2000        2001        2000
  ASSEMBLY                BODY    PRODUCT    2000 MY   2001 MY   PRODUCED     MYTD THRU   MYTD THRU  CYTD THRU
   PLANT        DIVISION  CODE     TYPE      NET DEC   NET DEC   NET DEC      DEC 2000    DEC 2000    DEC 2000
--------------------------------------------------------------------------------------------------------------
BOWLING GREEN   CHEVROLET   Y     CORVETTE      0       2,505     2,505        33,659      17,538      34,919

--------------------------------------------------------------------------------------------------------------
FAIRFAX         PONTIAC     W     GRAND PRIX    0       8,232     8,232       172,811      76,765     166,929
                OLDSMOBILE  W     INTRIGUE      0       2,904     2,904        80,511      25,647      59,884

--------------------------------------------------------------------------------------------------------------
HAMTRAMCK       BUICK       H     LESABRE       0       6,149     6,149       118,519      42,931      92,544
                CADILLAC    E     ELDORADO      0           0         0         8,560           0           0
                CADILLAC    K     SEVILLE       0       1,885     1,885        34,592      16,510      28,026
                CADILLAC    K-Sp  DEVILLE       0       6,688     6,688        98,456      49,765     118,967

--------------------------------------------------------------------------------------------------------------
LANSING "C"     PONTIAC     N     GRAND AM      0       2,528     2,528        68,892      28,072      67,867
(South)         OLDSMOBILE  N     ALERO         0       6,228     6,228       137,140      60,546     135,012

--------------------------------------------------------------------------------------------------------------
LANSING "M"     PONTIAC     N     GRAND AM      0       7,533     7,533       186,963      79,123     182,585
(North)         CHEVROLET   P90   MALIBU        0       1,677     1,677             0       5,820       5,820

--------------------------------------------------------------------------------------------------------------
LANS CRAFT CTR  CHEVROLET   J     CAVALIER      0           0         0         4,761           0           5
                PONTIAC     J     SUNFIRE       0           0         0         3,599           0           5
                CADILLAC    E     ELDORADO      0         599       599         5,433       6,610      12,043

--------------------------------------------------------------------------------------------------------------
LORDSTOWN       CHEVROLET   J     CAVALIER      0      17,696    17,696       258,903     135,168     252,023
                PONTIAC     J     SUNFIRE       0       5,410     5,410       100,494      47,298      92,169

--------------------------------------------------------------------------------------------------------------
OKLAHOMA CITY   CHEVROLET   P90   MALIBU        0      15,294   15,294        252,519     121,571     254,726

--------------------------------------------------------------------------------------------------------------
ORION           BUICK       C     PARK AVENUE   0       2,980     2,980        52,322      23,357      45,418
                BUICK       H     LESABRE       0       5,694     5,694        82,521      38,711      71,375
                PONTIAC     H     BONNEVILLE    0       3,194     3,194        62,463      24,417      66,783
                OLDSMOBILE  G     AURORA        0       2,224     2,224             0      41,453      39,921

--------------------------------------------------------------------------------------------------------------
WILMINGTON      SATURN      J     LS/LW         0       7,070     7,070       104,232      43,169      85,953

--------------------------------------------------------------------------------------------------------------
SPRING HILL     SATURN      Z     SC/SL/SW      0      11,509    11,509       170,189     108,198     174,946

--------------------------------------------------------------------------------------------------------------
      TOTAL U.S. PASSENGER                      0     117,999   117,999     2,040,567     992,669   1,989,031
                                             =================================================================



  GENERAL MOTORS CORPORATION
  U.S. TRUCK PRODUCTION
  MONTH OF:  DECEMBER, 2000

                                                                TOTAL UNITS     2000        2001        2000
  ASSEMBLY                BODY   PRODUCT     2000 MY   2001 MY   PRODUCED     MYTD THRU   MYTD THRU  CYTD THRU
   PLANT        DIVISION  CODE    TYPE       NET DEC   NET DEC   NET DEC      DEC 2000    DEC 2000    DEC 2000
--------------------------------------------------------------------------------------------------------------
ARLINGTON       CHEVROLET         C/K PICKUP      0         0         0        38,858           0      20,410
                GMC               SIERRA PICKUP   0         0         0        12,845           0       7,079

                CHEVROLET         TAHOE 4-DR
                                  (420)           0    12,051    12,051        27,148      35,794      47,410
                GMC               YUKON 4-DR
                                  (420)           0       415       415        18,114         619       7,736
                CADILLAC          ESCALADE        0         0         0        34,554           0      20,042

--------------------------------------------------------------------------------------------------------------
BALTIMORE       CHEVROLET         ASTRO (M) VAN   0     4,133     4,133       120,541      27,063      90,050
                GMC               SAFARI (M) VAN  0     1,593     1,593        45,729      10,133      32,284

--------------------------------------------------------------------------------------------------------------
DORAVILLE       CHEVROLET         VENTURE         0     8,006     8,006       131,377      61,639     131,574
                PONTIAC           MONTANA         0     6,210     6,210        93,617      46,853      92,701
                OLDSMOBILE        SILHOUETTE      0     2,918     2,918        45,966      18,680      39,067
                OPEL              SINTRA          0         0         0             1           0           0

--------------------------------------------------------------------------------------------------------------
FLINT           CHEVROLET         C/K PICKUP      0     2,173     2,173        56,127       7,464      35,844
                GMC               SIERRA PICKUP   0       615       615        21,021       2,061      12,547

                CHEVROLET         C/K CREW CAB
                                  (480)           0     3,385     3,385        33,071       9,972      26,747
                GMC               SIERRA CREW
                                  CAB (480)       0       877       877        10,776       3,170       8,544

--------------------------------------------------------------------------------------------------------------
FT. WAYNE       CHEVROLET         SILVERADO
                                  PICKUP          0    13,381    13,381       201,338      91,883     190,990
                GMC               SIERRA PICKUP   0     4,085     4,085        70,613      25,597      61,937

--------------------------------------------------------------------------------------------------------------
JANESVILLE #1   CHEVROLET         TAHOE 4-DR      0     5,372     5,372        78,307      55,635     130,695
                GMC               YUKON 4-DR      0     7,302     7,302        31,196      30,384      60,209

                CHEVROLET         SUBURBAN        0     1,196     1,196         1,263       6,428       7,594
                GMC               YUKON XL        0     1,665     1,665         1,027       5,433       6,354

--------------------------------------------------------------------------------------------------------------
JANESVILLE #2   CHEVROLET         KODIAK MEDIUM   0       379       379         9,564       1,596       6,531
                GMC               TOPKICK MEDIUM  0       954       954        25,474       3,244      18,495

--------------------------------------------------------------------------------------------------------------
JANESVILLE #3   CHEV/GMC          W-4 (LIGHT)     0       385       385         6,300       2,483       6,002

--------------------------------------------------------------------------------------------------------------
LINDEN          CHEVROLET         S10-PICKUP
                                  (325)           0     5,059     5,059        95,520      38,263      85,004
                GMC               SONOMA PICKUP
                                  (325)           0     1,319     1,319        13,055       7,428      15,365

                CHEVROLET         BLAZER (330)    0     4,935     4,935        78,790      34,056      73,592
                GMC               JIMMY (330)     0     1,178     1,178        13,804       9,396      18,481

--------------------------------------------------------------------------------------------------------------
MORAINE         CHEVROLET         BLAZER          0    10,108    10,108       188,018      82,361     179,809
                GMC               JIMMY           0     4,404     4,404        86,068      38,170      84,948
                OLDSMOBILE        BRAVADA         0     1,296     1,296        33,184      10,935      30,750

--------------------------------------------------------------------------------------------------------------
PONTIAC EAST    CHEVROLET         SILVERADO
                                  PICKUP          0    15,627    15,627       250,455     103,271     237,520
                GMC               SIERRA PICKUP   0     3,730     3,730        85,107      26,380      67,808

--------------------------------------------------------------------------------------------------------------
SHREVEPORT      CHEVROLET         S10-PICKUP
                                  (325)           0    10,208    10,208       162,628      69,076     158,739
                GMC               SONOMA PICKUP
                                  (325)           0     2,319     2,319        53,011      18,686      46,413

--------------------------------------------------------------------------------------------------------------
WENTZVILLE      CHEVROLET         EXPRESS (G)
                                  VAN             0     7,186     7,186       131,179      59,462     129,114
                GMC               SAVANA (G) VAN  0     3,116     3,116        51,730      19,242      44,339

--------------------------------------------------------------------------------------------------------------
      TOTAL U.S. TRUCK                            0   147,723   147,723     2,363,727     963,348   2,234,298
                                             =================================================================

--------------------------------------------------------------------------------------------------------------
TOTAL U.S. CAR & TRUCK                            0   265,722   265,722     4,404,294   1,956,017   4,223,329
--------------------------------------------------------------------------------------------------------------




  GENERAL MOTORS CORPORATION
  CANADA PASSENGER AND TRUCK PRODUCTION
  MONTH OF:  DECEMBER, 2000


CANADA PASSENGER PRODUCTION:
                                                                TOTAL UNITS     2000        2001        2000
  ASSEMBLY                BODY    PRODUCT    2000 MY   2001 MY   PRODUCED     MYTD THRU   MYTD THRU  CYTD THRU
   PLANT        DIVISION  CODE     TYPE      NET DEC   NET DEC   NET DEC      DEC 2000    DEC 2000    DEC 2000
--------------------------------------------------------------------------------------------------------------
OSHAWA #1       CHEVROLET  W      IMPALA          0    15,842    15,842       221,173     111,280     209,780
                CHEVROLET  W      MONTE CARLO     0     4,695     4,695        64,347      38,635      75,994

OSHAWA #2       BUICK      W      CENTURY/REGAL   0    12,820    12,820       222,981     116,368     233,763
                CHEVROLET  W      LUMINA          0     4,094     4,094        37,493      25,656      45,871

STE. THERESE    CHEVROLET  F      CAMARO          0     3,586     3,586        45,461      20,665      44,136
                PONTIAC    F      FIREBIRD        0     2,243     2,243        31,826      14,721      30,831

-------------------------------------------------------------------------------------------------------------
      TOTAL CANADA PASSENGER                      0    43,280    43,280       623,281     327,325     640,375
                                             =================================================================



CANADA TRUCK PRODUCTION:

OSHAWA TRUCK  CHEVROLET      SILVERADO PICKUP     0    16,265    16,265       242,530     117,547     247,921
              GMC            SIERRA PICKUP        0     6,110     6,110        66,590      40,226      75,113

--------------------------------------------------------------------------------------------------------------
      TOTAL CANADA TRUCK                          0    22,375    22,375       309,120     157,773     323,034
                                             =================================================================


--------------------------------------------------------------------------------------------------------------
TOTAL CANADA CAR & TRUCK                          0    65,655    65,655       932,401     485,098     963,409
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
TOTAL NAO - PASSENGER                             0   175,190   175,190     2,835,486   1,401,163   2,814,637
TOTAL NAO - TRUCK                                 0   193,521   193,521     2,812,847   1,264,624   2,815,487
-------------------------------------------------------------------------------------------------------------
TOTAL G.M. NORTH AMERICAN OPERATIONS              0   368,711   368,711     5,648,333   2,665,787   5,630,124
-------------------------------------------------------------------------------------------------------------



                                          # # # #

                                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                            (Registrant)
Date    January 8, 2001
        ---------------
                                            By
                                            /s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)